GMO SGM MAJOR MARKETS FUND	Summary Prospectus June 30, 2021, as revised October 5, 2021
Share Class:	Class I	Class R6
Ticker:	GSMKX	GAAJX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.gmo.com/north-america/investment-capabilities/mutual-funds/. You can also get this information at no cost by calling 1-617-346-7646, by sending an email request to SHS@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2021, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment objective
Long-term total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund operating expenses
(expenses that you bear each year as a percentage of the value of your investment)
	Class R6	Class I
Management fee	1.00%1	1.00%1
Other expenses	0.08%	0.23%2
Total annual fund operating expenses	1.08%	1.23%
Expense reimbursement/waiver	(0.07%)1	(0.12%)1,2
Total annual fund operating expenses after expense reimbursement/waiver	1.01%	1.11%
1 Includes both management fee of 0.85% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero as a result of this waiver. These reimbursements and waivers will continue through at least June 30, 2022 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
2 Includes estimate of payments for sub-transfer agency, recordkeeping and other administrative services for Class I’s initial fiscal year. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least June 30, 2022 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R6	$103	$337	$589	$1,311
Class I	$113	$378	$664	$1,478
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not

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reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2021, the Fund’s portfolio turnover rate (including the accounts of the Fund’s wholly-owned subsidiary, GMO Alternative Asset SPC Ltd., and excluding short-term investments) was 76% of the average value of its portfolio securities.
Principal investment strategies
The Fund seeks an annualized rate of return of 5% (gross of fees) above its benchmark, FTSE 3-Month Treasury Bill Index, and annualized volatility (standard deviation) of approximately 6-10%, each over a complete market cycle. GMO does not maintain a specific interest rate duration for the Fund’s portfolio, and the Fund’s performance is expected to have a low correlation with the performance of major asset classes over a complete market cycle.
The Fund typically takes long and short positions in a range of global equity, bond, currency, and commodity markets using exchange-traded and over-the-counter (OTC) futures, forward currency contracts, swaps on commodity indices and equities, index options, as well as investing directly in equities. In constructing the Fund’s portfolio, GMO seeks to take advantage of its proprietary investment models for systematic global tactical asset allocation and market selection.
The Fund typically invests in cash and cash-like investments assets not invested in equities or held as margin for futures, forward transactions or swaps. Such investments include U.S. and non-U.S. government bonds, Treasury floating rate notes, Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Federal Home Loan Bank discount notes, and other agency notes, money market funds unaffiliated with GMO, shares of U.S. Treasury Fund, and the types of investments typically held by money market funds. The Fund also may invest in U.S. and non-U.S. fixed income securities of any credit quality (including below investment grade securities (commonly referred to as “high yield” or “junk bonds”)), maturity or duration.
The systematic investment process GMO follows in constructing the Fund’s portfolio is based on the following strategies:
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Value-Based Strategies.   Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

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Sentiment-Based Strategies.   Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior, and momentum.

In implementing the Fund’s investment strategy, GMO seeks to take risk positions for the Fund that, in GMO’s view, are proportionate to return opportunities. As a result, during periods when GMO believes return opportunities are high relative to the risks involved, the Fund may take more risk than it would during periods when GMO believes return opportunities are low relative to the risks involved.
GMO may at any time discontinue strategies, add new strategies, or cause the Fund to take positions that deviate from GMO’s investment models as a result of additional research, changing market conditions, or other factors. The factors GMO considers and investment methods GMO uses can change over time.
The Fund gains exposure to commodities and some other asset classes by investing through a wholly-owned subsidiary advised by GMO, which does not receive any management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives (such as futures contracts on commodities and commodity indices and over-the-counter swaps on commodity indices) and fixed income investments but also may invest in any other investment in which the Fund is permitted to invest directly. References in this Prospectus to actions taken by the Fund refer to actions taken by the subsidiary as well as the Fund. The Fund does not invest directly in commodities and commodity-related derivatives.
The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund typically has gross investment exposures in excess of its net assets (i.e. the Fund typically is leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. In addition, the Fund may lend its portfolio securities.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. An investment in the Fund is subject to different risks, and greater overall risk, than an investment in the components of the Fund’s benchmark. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in its wholly-owned subsidiary and in underlying funds. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in its wholly-owned subsidiary and in underlying funds, see “Additional Information about the Funds’ Investment Strategies, Risks, and Expenses” and “Description of Principal Risks.”

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Management and Operational Risk − The Fund runs the risk that GMO’s investment techniques will fail to produce the desired results, including the annualized returns and volatility the Fund is seeking to achieve. Even if the Fund achieves those returns or that volatility over a market cycle, it may experience shorter periods of significantly lower returns or greater volatility, or both. Over the three-year period and the period beginning with the inception of the Fund’s current investment strategy (October 3, 2011), in each case ending December 31, 2020, the Fund’s annualized net return (Class III shares, before taxes) less the FTSE 3-Month Treasury Bill Index was 0.79% and 2.18%, respectively. Over the three-year period and the period beginning October 31, 2011, in each case ending December 31, 2020, the Fund’s annualized net standard deviation (calculated using monthly net returns, before taxes) was 5.12% and 5.10%, respectively. See also “Performance” below. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Market Risk – Equities − The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Currency Risk − Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Commodities Risk − Commodity prices can be extremely volatile, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner.

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Market Risk – Fixed Income − The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

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Futures Contracts Risk − The loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund may be unable when it wishes to effect closing transactions to terminate its exposure under that contract. When the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, the Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.

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Non-U.S. Investment Risk − The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, limitations on, or difficulties enforcing, legal judgments, contractual rights, or other remedies) tend to be greater for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities, and often are more volatile than the economies of developed countries.

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Market Disruption and Geopolitical Risk − Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

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Derivatives and Short Sales Risk − The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk,

 GMO SGM MAJOR MARKETS FUND
illiquidity risk, currency risk, credit risk, and counterparty risk. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.
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Leveraging Risk − The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

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Focused Investment Risk − Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Counterparty Risk − The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Market Risk – Asset-Backed Securities − The market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, creditworthiness of any credit-support provider, and reliability of various other service providers with access to the payment stream), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive when the Fund purchased the asset-backed security.

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Credit Risk − The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligations to pay principal and interest or otherwise to honor their obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such failure. Below investment grade investments have speculative characteristics, and negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than issuers of investment grade investments.

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Illiquidity Risk − Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

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Fund of Funds Risk − The Fund is indirectly exposed to all of the risks of its investment in its wholly-owned subsidiary and the underlying funds in which it invests, including the risk that its wholly-owned subsidiary and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, the increase in fees and expenses of an underlying fund or a reallocation of the Fund’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses.

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Large Shareholder Risk − To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

 GMO SGM MAJOR MARKETS FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index and a composite index computed by GMO. Share classes not shown would have substantially similar annual returns to those below because all share classes invest in the same portfolio of securities. Annual returns vary among share classes to the extent that they bear different expenses. Share classes that bear higher expenses than the share classes shown below would have lower returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Updated performance information for the Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares*
Years Ending December 31
Highest Quarter: 5.40% (2Q2016)
Lowest Quarter: -5.74% (3Q2011)
Year-to-Date (as of 3/31/21): -4.53%
Average Annual Total Returns*
Periods Ending December 31, 2020
	1 Year	5 Years	10 Years	Incept.
Class III				4/11/05
Return Before Taxes	7.48%	3.00%	1.80%	2.74%
Return After Taxes on Distributions1	6.87%	2.03%	1.33%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares1	4.83%	2.03%	1.26%	2.08%
FTSE 3-Month Treasury Bill Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	0.58%	1.16%	0.60%	1.26%
FTSE 3-Month Treasury Bill Index +++ (Composite Index)	0.58%	1.16%	–0.08%	1.29%
1 After-tax returns do not reflect distributions made by the Fund for all periods prior to December 1, 2015, the date on which the Fund elected to change its U.S. federal income tax status from that of a partnership to a corporation. Further, as described in “Distributions and Taxes,” the Fund elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

* Prior to October 3, 2011, the Fund was managed pursuant to a materially different investment strategy and would have achieved materially different performance results under its current investment strategy from that shown for periods prior to October 3, 2011.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Global Macro	Jason Halliwell (since 2011)	Head, Systematic Global Macro Team, GMO.
Purchase and sale of Fund shares
Under ordinary circumstances, you may purchase the Fund’s shares on days when both (i) the New York Stock Exchange (“NYSE”) is open for business and (ii) the U.S. bond markets are also open for business. Purchase orders should be submitted directly to GMO Trust (the “Trust”) or through a broker or agent authorized to accept purchase and redemption orders on the Funds’ behalf. Investors who have entered into agreements with the Trust may purchase shares of the Fund through the National Securities Clearing Corporation (“NSCC”).
Class R6 shares and Class I shares are available for purchase by (i) eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans), (ii) section 529 plans, and (iii) other investors whose accounts are maintained by the Fund through third-party platforms or intermediaries. Purchases of Class R6 shares or Class I shares are not subject to any minimum dollar amount.
Fund shares are redeemable. Under ordinary circumstances, you may redeem the Fund’s shares on days when both (i) the NYSE is open for business and (ii) the U.S. bond markets are also open for business. Redemption orders should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption order should be submitted to that broker or agent. Investors who have entered into agreements with the Trust may redeem shares of the Fund through the NSCC. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an email to SHS@GMO.com.

 GMO SGM MAJOR MARKETS FUND
U.S. tax information
The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes and to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are not exempt from U.S. income tax or investing through a tax-advantaged account. U.S. shareholders who are investing through a tax-advantaged account may be taxed upon withdrawals from that account.
Financial intermediary compensation
The Fund makes payments out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. In addition, GMO pays brokers, agents, or other financial intermediaries for transfer agency and related services. These payments create a conflict of interest by creating a financial incentive for the broker or other financial intermediary and salesperson to recommend the purchase of Fund shares over another investment. GMO also makes payments to financial intermediaries for the purchase of Fund shares, which creates a similar conflict of interest. Ask your salesperson or consult your financial intermediary’s website for more information.